UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

Mesa Air Group, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2022, Mesa Air Group, Inc. (the “Company”) and its wholly owned subsidiaries, Mesa Airlines, Inc. (“Mesa”) and Mesa Air Group Airline Inventory Management, L.L.C., entered into a Modification and Waiver Agreement (the “Modification Agreement”) with the United States Department of the Treasury (the “Treasury”) and The Bank of New York Mellon, as Administrative Agent and Collateral Agent (the “Bank of New York”). The Modification Agreement provides for the amendment of the Loan and Guarantee Agreement, dated as of October 30, 2020 (as theretofore amended, the “Loan Agreement”), among Mesa, as Borrower, the Company, as a Guarantor, the Guarantors party thereto from time to time, the Treasury, and the Bank of New York. The amended terms include, among others, the following: (i) a modification of the Collateral Coverage Ratio covenant with respect to amounts on deposit in the Eligible Receivables Account and the Collateral Coverage Ratio covenant, effective through the maturity date of the Loan Agreement; and (ii) a waiver of the Collateral Coverage Ratio covenant requirement with respect to the release of liens on Collateral. The Modification Agreement also imposes certain obligations on the Company in connection with its sale of Collateral subject to the Loan Agreement and certain lien release obligations on the Treasury with respect to such sales. Capitalized terms used herein but not otherwise defined have the meanings assigned to such terms in the Loan Agreement.

The foregoing description of the Modification Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which we expect to file as an exhibit to our Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: December 28, 2022	By:	/s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel